UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MOXIAN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOXIAN, INC.

UNITS B & C, BLOCK D FUHUA TOWER
8 CHAOYANGMEN NORTH STREET
DONGCHENG DISTRICTBEIJING 100027, CHINA

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 24,2020

To our shareholders:

It is my pleasure to invite you to our Annual Meeting of Shareholders for the fiscal year ended September 30, 2019 at 11:00 am local time on September 26, 2020 (11:00 PM ET on September 25, 2020), at Room A, Level 2, Carpenter Haus, 36 Carpenter Street, Singapore.

The matters to be acted upon at the meeting are described in the Notice of Annual Meeting of Shareholders and Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY. THANK YOU FOR YOUR SUPPORT.

By order of the Board of Directors,

/s/ Hao Qinghu
Hao Qinghu
CEO

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NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2019

MOXIAN, INC.

TIME:	11:00 AM local time on September 26, 2020 (11:00 PM ET on September 25, 2020)
PLACE:	Room A, Level 2, Carpenter Haus, 36 Carpenter Street, Singapore

ITEMS OF BUSINESS:

(1) The election of six members of the Board of Directors, each to serve a term expiring at the Annual Meeting of shareholders in 2021 or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020;

(3) The consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers;

(4) The consideration and action upon an advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration; and

(5) The transaction of any other business properly coming before the meeting.

WHO MAY VOTE:	You may vote if you were a shareholder of record on August 18, 2020.

ANNUAL REPORT:	A copy of our 2019 Annual Report on Form 10-K is enclosed.

DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about August 25, 2020.

By order of the Board of Directors,

/s/ Hao Qinghu
Hao Qinghu
CEO

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ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2019

What am I voting on?

You will be voting on the following:

(1) The election of six members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2021 or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020;

(3) The consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers;

(4) The consideration and action upon an advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration; and

(5) The transaction of any other business properly coming before the meeting.

Who is entitled to vote?

You may vote if you owned shares of the Company’s common stock as of the close of business on August 18, 2020. Each share of common stock is entitled to one vote. As of August 18, 2020, we had 16,191,529 shares of common stock outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have two voting options:

(1)	By Internet, which we encourage if you have Internet access, at the address shown on your proxy card; or

(2)	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

If you are a shareholder of record, you may vote in person at the meeting. You may also appoint an individual as your proxyholder to vote your shares. The proxyholder should bring the properly executed proxy card and a valid ID to the meeting. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet or by mail.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card. Just write in the name of the person you would like to appoint in the blank space provided in the proxy card. Please ensure that the person you have appointed will be attending the meeting and is aware that he or she will be voting your shares. Proxyholders should speak to the Inspector of Elections upon arriving at the meeting. Please note that the option to appoint your own proxyholder is not available if you vote by Internet or by mail.

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If you sign the proxy card without naming your own proxyholder, or, if you vote by Internet or by mail, you appoint Hao Qinghu and Tan Wanhong as your proxyholders, either of whom will be authorized to vote and otherwise act for you at the meeting, including any continuation after adjournment of the meeting.

How will my Common Stock be voted if I give my proxy?

On the proxy card, you can indicate how you want your proxyholder to vote your shares, or you can let your proxyholder decide for you by signing and returning the proxy card without indicating a voting preference in one or more proposals. If you have specified on the proxy card how you want to vote on a particular proposal (by marking, as applicable), then your proxyholder must vote your shares accordingly.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your shares as he or she sees fit. If you specify how to vote on a particular proposal, then your proxyholder will vote your shares as specified. With respect to the election of directors, proxyholders have an obligation to vote for nominees whether identified on the preprinted card or not identified (that is, write-in candidates). Thus, should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxyholders will vote the shares represented by that proxy for such write-in candidate. If any of the nominees (including write-in candidates) should be unable or decline to serve, which is not now anticipated, the proxyholders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. Unless you specify voting instructions, Hao Qinghu and Tan Wanhong, as your proxyholders, will vote your shares as follows:

FOR the election of six members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2021 or until their successors are duly elected and qualified;

FOR the ratification of the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020;

FOR the approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

FOR the approval of an ANNUAL advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration; and

FOR the approval of the transaction of any other business properly coming before the meeting.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 3:00 P.M. Eastern Time on September 25, 2020, or (3) voting at the meeting if you are a registered shareholder or have followed the necessary procedures required by your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of each proposed director in Proposal 1, FOR Proposals 2 and 3 and for “Every year” for Proposal 4 and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

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What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares of common stock are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact their bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Centurion ZD CPA & Co. (“Centurion”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020 is considered a routine matter for which brokerage firms may vote without specific instructions. However, election of directors is no longer considered a routine matter for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of the Company’s shares of common stock as of August 18, 2020.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting. You may also submit questions in advance via email to ir@moxianglobal.com. Such questions will also be addressed at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet or mail. In order for us to conduct our meeting, one-half (½) of our outstanding shares of common stock as of August 18, 2020 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How many votes are needed to approve the Company’s proposals?

Proposal 1. The six nominees candidates receiving a plurality of the vote of  “For” votes will be elected as directors. The proxy given will be voted “For” each of the nominees for director unless a properly executed proxy card is marked “Against” as to a particular nominee or nominees for director.

Proposals 2, 3 and 4 shall be determined by a majority of the votes cast affirmatively or negatively on the matter. The proxy given will be voted “For” each of the proposals unless a properly executed proxy card is marked “Against” as to with respect to such proposal. Please note that proposals 3 and 4 are non-binding advisory votes. Please note further that proposal 4 requires shareholders to vote for every one, two or three years as to frequency.

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PROPOSAL ONE

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director follows. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated six Directors for election to be on the Board of Directors for a one-year term expiring in 2021 or until their successors are duly elected and qualified. You are asked to vote for these nominees to serve members of the Board of Directors. All candidates for the Board have consented to serve if elected.

Hao Qinghu

Age — 59

Director since 2016

Mr. Hao Qing Hu has more than 20 years of experience in managing business operations and business strategy. Since September, 2015 he has been the General Manager of Moxian Beijing — a subsidiary of Moxian, Inc., in charge of Moxian Beijing’s overall operations. From June 2014 until September 2015, Mr. Hao was a Deputy General Manager of Xinhua Huamei Investment Management Co., Ltd. From 2005 until May 2014, Mr. Hao was a General Manager of Shandong Debang Construction Science and Technology Co., Ltd, where he was responsible for day to day operations and business development. Mr. Hao received his EMBA from Tsinghua University. Mr. Hao was a board appointee of Xinhua Huifeng Equity Centre (Limited Partnership). The Board of Directors believes that Mr. Hao should serve as a Director of the Company based on his extensive experience in PRC company management.

Lionel Choong Khuat Leok

Age — 58

Director since 2019

Mr. Lionel Choong has been a director of the Company since 2019. Mr. Choong serves as a board advisor and a director for Really Sports Co, a consultant and acting CFO for Global Regency Ltd (an electronic retail company), an acting CFO for Weyland Tech Inc. (a mobile application OTCQX listed company), a consultant for Zenith Professionals Ltd (a corporate advisory company) and a director for Willing Co., Ltd. (a private holding company). Mr. Choong obtained his Bachelor of Arts in Accountancy from London Guildhall University, United Kingdom in 1984 and Master of Business Administration from Northwestern University, Kellogg School of Management and The Hong Kong University of Science and Technology in 2002. The Board has determined that Mr. Choong is well-qualified to serve as an Independent Director of the Registrant based on his wide range of experience in a variety of senior financial positions with companies in Hong Kong, the People’s Republic of China, the United Kingdom and the United States.

William Yap Guan Hong

Age — 56

Director since 2019

Mr. William Yap has been a director of the Company since 2019. He has over 30 years of working experience in corporate finance, investment management and business development. Mr. Yap is currently the Chief Financial Officer of 8i Enterprises Acquisition Corporation which is listed on Nasdaq. Mr. Yap was a Director in Singapore Telecoms from 1998 to 2001, overseeing various portfolios, including Regional Internet Investment and Business Marketing. He then joined the Ascendas Group, a subsidiary of the Jurong Town Hall Corporation, the largest industrial land developer in Singapore with an asset base of more than US$1 billion, as its Executive Vice-President (New Business). In 2004, he founded the Newton Group of Companies, based in Shanghai, focusing on business opportunities in the education and training sectors in China. Between 2006-2011, he was responsible for originating proprietary private equity and venture deals in China for investment funds in Singapore (Hupomone Capital Partners (Singapore) Pte Ltd (2009-2011) and Evia Capital Partners Pte Ltd (2006-2009)). Between 2016-2019, he was the Head of Investment Banking Division of Shanghai Pingmei Shenma Finance Leasing Private Limited. Mr. Yap obtained his Bachelor of Arts (Physics) (Hons – 2nd Upper) and Master of Arts from the University of Oxford, United Kingdom. He is also a Chartered Financial Analyst (CFA). The Board believes that Mr. William Yap should serve as an Independent Director of the Company based on his extensive experience in corporate finance, investment management and business development.

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Wendy Wang Yingjie

Age — 44

Director since 2019

Ms. Wendy Wang has been the President and Chief Executive Officer of Wetland Media, Inc in USA since July 2016. She is also a director of Dinghaoyicheng Technology (Shanghai) Ltd. Co. Ms. Wang was the Chief Executive Officer of BZM Innovation Technology, a Fin-tech investment company funding from a Chinese private corporate fund from November 2014 to June 2016. From October 2011 to October 2014, Ms. Wang was a business partner at Shiatang Technology, where she was responsible for the operation and business strategy. From October 2006 to October 2011, Ms. Wang was the business development director of Lionbridge Technologies, Inc. (NASDAQ: LIOX) where she planned and implemented project initiatives for projects and clients. Ms. Wang received her Master’s degree in Scientific, Technical and Medical Translation with Translation Technology from Imperial College in UK in 2004, and her Bachelor’s degree in Foreign Languages, Literatures and International Business from Tianjin Foreign Languages University in China in 1998. The Board believes that Ms. Wang should serve as an Independent Director of the Company based on her extensive experience in the fin-tech and media industry.

David Cheang Sien Chan

Age – 42

Director since 2019

Dr. David Cheang has over 20 years of working experience in business development and entrepreneurship. He is the Chairman, Group CEO and Founder of FULIFE Group Holdings Private Limited and DC13 Group of Companies (Property Development) in Singapore. Dr. Cheang has been recognized in the sales and real estate industries with awards including the SME One Asia Award (2014), JCI Top Ten Outstanding Young Persons (TOYP) of the World Award (2015), Teochew Entrepreneur Award (2016), and Asia Pacific Entrepreneurship Award (APEA) 2019. He has been appointed as the Entrepreneur-in-Residence in Temasek Polytechnic, Singapore. He is also a Council Member of the Singapore Institute of Purchasing and Materials Management (SIPMM). David is a Patron at Yew Tee Citizens’ Consultative Committee (CCC), Queenstown Citizens’ Consultative Management Committee (CCMC), and Canchan Athletic Association. He is also the President of St. John’s Singapore Zone 7. Dr. Cheang obtained his BSc (Hons) Economics & Management from the University of London in 2001. He has also been conferred a Doctorate of Science in Business from the Edison World College (2017) and an Associate Professorship from the World Certification Institute (2018). The Board believes that Dr. David Cheang should serve as a Director based on his working experience in business development and entrepreneurship.

James Tan Mengdong

Age – 59

Director since 2019

James Tan was one of the Founders of the Company and served as a director and Chief Executive Officer until September 2017. He was re-appointed to the Board on October 21, 2019. Mr. James Tan is the present Chairman and CEO of 8i Enterprises Acquisition Corp, a NASDAQ listed company, as well as 8i Capital Limited, a company focusing on investments and merger and acquisitions. Mr. Tan has more than 20 years’ experience in managing private and public companies based in Asia and in the USA. He served as the Chairman and Chief Executive Officer of Moxian Inc. from 2013 to 2017. From 2003 to 2006, he was the Chairman and CEO of Vashion Group Ltd, a company listed on the Singapore Stock Exchange, and from 2005 to 2008, he was the CEO and director of Vantage Corporation Limited, a company listed on the Singapore Stock Exchange. From 2006 to 2009, he served as a director on the Board of Pacific Internet Limited, a company listed on NASDAQ, until its sale to Connect Holdings Limited, a group comprising of Ashmore Investment Management Limited, Spinnaker Capital Limited and Clearwater Capital Partners, LLC. Mr. Tan graduated from the National University of Singapore (NUS) with a Bachelor of Arts in 1985. The Board determined that Mr. James Tan should serve as a Director based on his rich experience in managing private and public companies based in Asia and in the USA.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Director Independence

The Board of Directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board of Directors determined that each of Lionel Choong, Wendy Wang, William Yap and David Cheang are independent within the meaning of the NASDAQ rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Leadership Structure

Mr. Hao Qinghu currently holds the position of Chief Executive Officer. William Yap is currently the Chairman of the Board of Directors. The Board of Directors believes that separating the roles of Chief Executive Officer and Chairman of the Board of Directors is in the best interests of the Company and its shareholders. Separating such roles allows our Chief Executive Officer to focus completely on operations the Chairman to direct the execution of corporate strategies.

We do not have a lead independent director because of our Chief Executive Officer and Chairman are not held by the same person, and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As a smaller reporting company with a small Board of Directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE

NOMINEES TO THE BOARD OF DIRECTORS.

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PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF CENTURION

(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Centurion ZD & Co. (“Centurion”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. The Audit Committee of the Board of Directors has appointed Centurion ZD CPA & Co to serve as the Company’s fiscal year 2020 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Centurion be ratified by shareholders.

Has the Company changed its independent registered public accounting firm during its two most recent fiscal years?

No. Centurion served as the Company’s independent registered public accountant for the past two fiscal years.

What services does Centurion ZD CPA & Co provide?

Audit services provided by Centurion for fiscal 2020 will include the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Will a representative of Centurion be present at the meeting?

No, because of the current travel restrictions due to Covid-19, a representative of Centurion will not be present at the meeting. However, one or more representatives of Centurion will attend the meeting by teleconference. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the appointment of Centurion is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF

CENTURION AS THE COMPANY’S FISCAL 2020 INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

(ITEM 3 ON THE PROXY CARD)

Background

Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that, not less frequently than once every three years, we provide shareholders with an advisory vote on the compensation of our named executive officers as disclosed herein. Accordingly, we are requesting your advisory (non-binding) approval of the compensation of our named executive officers as disclosed in Employment Agreements with the Company’s Named Executive Officers, Summary Compensation Table, and related narrative disclosures in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote. Please read Employment Agreements with the Company’s Named Executive Officers, and Summary Compensation Table of this Proxy Statement for a detailed discussion about our executive compensation and information about the fiscal 2019 compensation of our named executive officers.

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with our interests.

Our Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, “For” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Moxian, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Summary Compensation Table, and related narrative disclosures in this Proxy Statement.”

As an advisory vote, this proposal is not binding on Moxian, and will not require us to take any action or overrule any decisions we have made. Furthermore, because this advisory vote primarily relates to compensation that has already been paid or contractually committed to our named executive officers, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the compensation of named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Vote Required

Approval of this resolution shall be determined by a majority of the votes cast affirmatively or negatively on the matter, assuming a quorum is present.

WE RECOMMEND THAT YOU VOTE FOR APPROVAL OF

THE FOREGOING RESOLUTION.

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PROPOSAL FOUR
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE

ON EXECUTIVE COMPENSATION

(ITEM 4 ON THE PROXY CARD)

As described in Proposal 3 above, shareholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “Say-on-Pay Vote.” This Proposal 4 affords shareholders the opportunity to cast an advisory vote on how often we should include a Say-on-Pay Vote in our proxy materials for future annual shareholder meetings. Shareholders may vote to have the Say-on-Pay Vote every year, every two years or every three years.

Accordingly, we are requesting an advisory, non-binding vote on how frequently we should seek an advisory Say-on-Pay vote from our shareholders. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. You have the option to vote for any one of the three options, or to abstain on the matter. For the reasons described below, our Board recommends that our shareholders select a frequency of one year, or an annual vote. Our Board has determined that an advisory vote on executive compensation every year is the best approach for us based on a number of considerations, including the following:

●	The interests of shareholders are best advanced by having annual input into the compensation decisions of the Company; and

●	An annual voting cycle gives our Board and the Compensation Committee more timely feedback to consider the results of the advisory vote, to engage with shareholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures.

We understand that our shareholders may have different views as to what is the best approach for us, and we look forward to hearing from our shareholders on this Proposal 4. You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the shareholders of Moxian, Inc. (the “Company”) hereby approve, on an advisory basis, that the frequency with which they prefer to have a Say-on-Pay vote is:

●	Every three years;

●	Every two years;

●	Every year; or

●	Abstain from voting.”

You are not voting to approve or disapprove our Board’s recommendation. While this advisory Say-on-Frequency vote is non-binding on us, and we may hold Say-on-Pay vote more or less frequently than the preference receiving the highest number of votes of our shareholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future Say-on-Pay Votes.

Vote Required

Generally, approval of any matter presented to shareholders is determined by a majority of the votes cast affirmatively or negatively on the matter, assuming a quorum is present. However, given that this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the shareholders. In such instance, while none of the three alternatives will have been approved, shareholders will still have the ability to communicate their preference with respect to this vote.

WE RECOMMEND THAT YOU VOTE FOR INCLUDING AN ADVISORY VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN THE COMPANY’S PROXY STATEMENT FOR SHAREHOLDER CONSIDERATION EVERY YEAR.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

What if a nominee is unwilling or unable to serve?

The nominees listed in the Proxy Statement have agreed to serve as directors if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

All directors hold office until the expiration of their respective terms or until their successors have been duly elected and qualified. There are no family relationships among our directors or executive officers. Officers are elected by and serve at the discretion of the Board of Directors. Our non-employee directors on our Board of Directors receive the amounts set forth in their appointment letters, which vary between $0 and $36,000 annually.

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Hao Qinghu	2019	$-	$-	$-	$-
Lionel Choong	2019	36,000	-	-	36,000
William Yap	2019	-	-	-	-
Dr. David Cheang	2019	-	-	-	-
Wendy Wang	2019	18,000	-	-	18,000
James Tan (1)	2019	-	-	-	-

(1) James Tan was appointed to the Board on October 21, 2019.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that its independent directors are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

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What role does the Corporate Governance and Nominating Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Corporate Governance and Nominating Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance and Nominating Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance and Nominating Committee’s charter is available on the Company’s website at www.moxianglobal.com under Investor Relations and in print upon request. The Corporate Governance and Nominating Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance and Nominating Committee independent?

Yes. All members of the Corporate Governance and Nominating Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance and Nominating Committee identify and evaluate nominees for director?

The Corporate Governance and Nominating Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance and Nominating Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting. The Corporate Governance and Nominating Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance and Nominating Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the Corporate Governance and Nominating Committee does consider diversity of opinion and experience when nominating directors.

What are the Corporate Governance and Nominating Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Corporate Governance and Nominating Committee will consider all candidates recommended by shareholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Units B & C, Block D Fuhua Tower, 8 Chaoyangmen North Street, Dongcheng District Beijing 100027, China:

●	a recommendation that identifies the name and address of the shareholder and the person to be nominated;
●	the written consent of the candidate to serve as a director of the Company, if elected;
●	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and
●	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

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If the candidate is to be evaluated by the Corporate Governance and Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance and Nominating Committee:

●	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;
●	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;
●	A director must have a record of professional accomplishment in his or her chosen field; and
●	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance and Nominating Committee consider?

The Corporate Governance and Nominating Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors

c/o Secretary

Units B & C, 9/F , Block D Fuhua Tower

8 Chaoyangmen North Street

Dongcheng District Beijing 100027

People’s Republic of China

Does the Company have a Code of Business Ethics and Conduct?

The Company has adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Business Ethics and Conduct is available on the Company’s web site at www.moxianglobal.com and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Business Ethics and Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the Board meet in 2019?

Our Board held four meetings and acted by unanimous written consent five times in connection with matters related to the fiscal year ended September 30, 2019. Our Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Audit Committee did not hold any meetings and acted by unanimous written consent on four occasions in connection with matters related to the fiscal year ended September 30, 2019. The Compensation Committee did not hold any meetings and did not act by unanimous written consent during the fiscal year ended September 30, 2019. The Corporate Governance and Nominating Committee held one meeting and acted by unanimous written consent on three other occasions in connection with matters related to the fiscal year ended September 30, 2019. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

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What are the committees of the Board?

During fiscal 2019, the Board of Directors had standing Audit, Corporate Governance and Nominating, and Compensation Committees. The members of each of the Committees, their principal functions and the number of meetings held during the year ended September 30, 2019 are shown below.

Compensation Committee

The members of the Compensation Committee are:

Wendy Wang

William Yap

Lionel Choong

The Compensation Committee did not hold any meetings during the year ended September 30, 2019. The Compensation Committee’s charter is available on the Company’s website at www.moxianglobal.com under Investor Relations and in print upon request. The Compensation Committee’s principal responsibilities include:

●	Making recommendations to the Board of Directors concerning executive management organization matters generally;
●	In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers;
●	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;
●	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and
●	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

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Audit Committee

The members of the Audit Committee are:

Lionel Choong

Wendy Wang

William Yap

The Audit Committee did not hold any meetings during the year ended September 30, 2019 but acted by unanimous written consent twice during that period. All members of the Audit Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. Our Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Company believes that Mr. Choong Khuat Leok qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

● Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

● Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

● Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

● Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

● Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

● Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

● Review accounting and financial human resources and succession planning within the Company;

● Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

● Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Willism Yap, Wendy Wang and Lionel Choong.

The Corporate Governance and Nominating Committee held one meeting during the fiscal year ended September 30, 2019 but acted by unanimous written consent on ten other occasions during that period. All members of the Corporate Governance and Nominating Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance and Nominating Committee undertakes to:

● Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

● Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

● Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

● Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

● Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

● Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Secretary, Moxian, Inc., Units B & C, Block D Fuhua Tower, 8 Chaoyangmen North Street, Dongcheng District Beijing 100027, China. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

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MANAGEMENT — BUSINESS HISTORY OF EXECUTIVE OFFICERS

Hao Qinghu

Chief Executive Officer

Age — 59

Mr. Hao Qing Hu has more than 20 years of experience in managing business operations and business strategy. Since September, 2015 he has been the General Manager of Moxian Beijing — a subsidiary of Moxian, Inc., in charge of Moxian Beijing’s overall operations. From June 2014 until September 2015, Mr. Hao was a Deputy General Manager of Xinhua Huamei Investment Management Co., Ltd. From 2005 until May 2014, Mr. Hao was a General Manager of Shandong Debang Construction Science and Technology Co., Ltd, where he was responsible for day to day operations and business development. Mr. Hao received his EMBA from Tsinghua University. Mr. Hao was a board appointee of Xinhua Huifeng Equity Centre (Limited Partnership).

Tan Wanhong

Chief Financial Officer

Age — 66

Mr. Tan Wanhong has served as our Chief Financial Officer since July 25, 2016. Mr. Tan trained with Grant Thornton in Liverpool, UK and was admitted as an Associate of the Institute of Chartered Accountants (England and Wales) in 1980. He started his working career with KPMG Kuala Lumpur in 1981 and was promoted to be the Resident Manager of the Penang Office. In 1983, Mr. Tan joined one of his clients, Island & Peninsular as the Group Financial Controller before leaving for Sime Darby, Malaysia’s largest Asian-based conglomerate in 1986. He had a successful career with Sime Darby, holding various senior positions over a span of 18 years but left in 2004 following a reorganization of the group. In 2007, Mr. Tan joined Hong Leong Asia, Singapore on a specific assignment in China which he completed in 2009. He then took the post of Head of Investor Relations with 361 Degrees International, a Mainland sportswear group listed on the Stock Exchange of Hong Kong and spent the next six years as the spokesman of the Group to the international financial community.

EMPLOYMENT AGREEMENTS WITH THE COMPANY’S

NAMED EXECUTIVE OFFICERS

Employment Agreement with Mr. Hao Qinghu

Mr. Hao does not have an employment Agreement with the Company.

Employment Agreement with Mr. Tan Wanhong

On July 25, 2016, Moxian HK entered into an agreement with Mr. Tan Wanhong to serve in the role of Chief Financial Officer. Pursuant to the terms of such employment agreement, Mr. Tan’s monthly base salary is RMB 40,000 (approximately $6,000). The employment agreement may be terminated by either party by giving one month’s prior written notice, or payment in lieu of appropriate notice. Mr. Tan’s employment may be terminated immediately without notice or payment in lieu, if among other things, Mr. Tan conducts himself in a way that is inconsistent with the due and faithful discharge of his duties. The Company shall reimburse Mr. Tan for all reasonable out of pocket expenses in connection with travel, entertainment and other expenses incurred in the performance of his duties. The payment in lieu of notice of termination is calculated as one month’s salary equal to RMB 40,000 (approximately $6,000).

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SUMMARY COMPENSATION TABLE

Set forth below is information regarding the compensation paid during the year ended September 30, 2019 and 2018 to our principal executive officer, principal financial officer and certain of our other executive officers, who are collectively referred to as “named executive officers” elsewhere in this annual report.

Name and Principal Position	Year	Salary ($)	Fee ($)	Total ($)

Tan Wanhong	2019	69,470	0	69,470
Chief Financial Officer	2018	73,430	0	73,430

Hao Qinghu(1)	2019	0	0	0
CEO	2018	0	60,000	60,000

(1)	Mr. Hao Qing Hu did not receive a salary as a senior executive of the Company from September 29, 2017 to date.

We had no outstanding equity incentive awards during the year ended September 30, 2019 or September 30, 2018.

Currently, there is no equity compensation plan in place.

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AUDIT COMMITTEE REPORT AND FEES PAID TO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who served on the Audit Committee of the Board of Directors during fiscal year 2019?

The members of the Audit Committee as of September 30, 2019 were Lionel Choong, Wendy Wang and William Yap. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. Lionel Choong who is currently an independent director and Chair of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.moxianglobal.com under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2019, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of the Company’s independent registered public accounting firm, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit Committee under its charter. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors, material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

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What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2019?

The Audit Committee has:

●	reviewed and discussed the audited financial statements with the Company’s management; and
●	discussed with Centurion, the Company’s independent registered public accounting firm for the 2019 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Centurion the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Centurion about its independence. The Audit Committee has concluded that Centurion is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2019?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2019.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2019

The Audit Committee has reviewed and discussed the fees paid to Centurion during 2019 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Centurion’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Who prepared this report?

This report has been furnished by the members of the Audit Committee:

Lionel Choong, (Chair), Wendy Wang and William Yap.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Centurion’s fees for the annual audit of our financial statements were $75,000 for each of fiscal 2019 and 2018.

Audit Related Fees

The Company has not paid Centurion ZD CPA & Co. for audit-related services in fiscal 2019 and 2018.

Tax Fees

The Company has not paid Centurion ZD CPA & Co. for tax services in fiscal 2019 and 2018.

All Other Fees

The Company has not paid Centurion ZD CPA & Co. for any other services in fiscal 2019 and 2018.

Audit Committee Pre-Approval Policies

Before Centurion was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s audit committee. All services rendered by Centurion ZD CPA & Co. have been so approved.

Percentage of Hours

The percentage of hours expended on the principal accountants’ engagement to audit our consolidated financial statements for 2019 that were attributed to work performed by persons other than Centurion ZD CPA & Co.’s full-time permanent employees was zero percent.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information with respect to beneficial ownership of our shares of common stock as of August 18, 2020 by:

● Each person who is known by us to beneficially own more than 5% of our outstanding shares of common stock;

● Each of our current directors and named executive officers; and

● All directors and named executive officers as a group.

The number and percentage of shares of common stock beneficially owned are based on 16,191,529 shares of common stock outstanding as of August 18, 2020. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares of common stock beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of August 18, 2020 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all shares of common stock shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of Moxian, Inc., Units B & C, Block D Fuhua Tower, 8 Chaoyangmen North Street, Dongcheng District Beijing 100027, China. As of August 18, 2020, the record date for the meeting, we had 481 shareholders of record.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Officers and Directors

Hao Qinghu (1)
Director and CEO	409,502	2.529%

He Weisu (2)
Manager	409,501	2.529%

Wang Yingjie, Wendy Independent Director	Nil	0%

Choong Khuat Leok, Lionel Independent Director	Nil	0%

Dr. David Cheang Sin Chan Independent Director	Nil	0%

William Yap Independent Director	Nil	0%

Tan Wanhong Chief Financial Officer	Nil	0%

James Tan Mengdong Director (3)	4,498,522	27,783%

All officers and directors as a group (7 persons named above)	5,317,525	32.841%

(1)	Hao Qinghu is a partner in Beijing Xinhua Huifeng Equity Investment Center (Limited Partnership) which is a registered shareholder of the 409,502 shares and an affiliate of Hao Qinghu.

(2)	He Weisu is a manager in Beijing Moxian and the Managing Partner of Beijing Xinhua Huifeng Investment Center (Limited Partnership). He is also an affiliate of Hao Qinghu.

(3)	James Tan owns or controls the following entities which are his affiliates:

Name of Shareholder Affiliated with James Tan, Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
8i Capital Limited	1,000,000	6.176%
Good Eastern Investment Holdings Limited	998,000	6.164%
Ace Keen Limited	500,522	3.091%
Joyful Corporation Limited	2,000,000	12.352%
Total	4,498,522	27.783%

Other 5% Securities Holders
Global Innovative Investment Group Limited	1,983,000	12.247%
Clear Blossom Limited	1,483,000	9.159%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and stockholders owning more than ten percent of our equity securities also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, we cannot be certain that Section 16(a) filing requirements were timely as of the date of this report.

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GENERAL

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended September 30, 2019 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Availability of Annual Report to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended September 30, 2019 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Moxian, Inc., Units B & C, Block D Fuhua Tower, 8 Chaoyangmen North Street, Dongcheng District Beijing 100027, China, by calling +86 (010) 5332 0602 or via the Internet at www.moxianglobal.com.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing no later than May 1, 2021. All written proposals should be submitted to: Secretary, Moxian, Inc., Units B & C, Block D Fuhua Tower, 8 Chaoyangmen North Street, Dongcheng District Beijing 100027, China.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Annual Meeting portion of our website at https://www.moxianglobal.coml.

MOXIAN, INC.

Annual Meeting of Shareholders

September 26, 2020

11:00 AM Beijing Time

(11:00 PM ET on September 25, 2020)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS OF MOXIAN, INC.

The undersigned shareholder of Moxian, Inc., a Nevada corporation (the “Company”), hereby appoints each of Hao Qinghu or Tan Wanhong as proxy, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual general meeting of shareholders of the Company to be held on September 26, 2020, at 11:00 AM Beijing Time, at Room A, Level 2, Carpenter Haus, 36 Carpenter Street, Singapore and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of the proxy upon such other business as may properly come before the meeting, all as set forth in the notice of annual general meeting and in the proxy statement furnished herewith.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

MOXIAN, INC.

VOTE BY INTERNET

www.islandstocktransfer.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 3:00 P.M. Eastern Time on September 25, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 104, Clearwater FL 33760.

VOTE IN PERSON

If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. You may also appoint an individual as proxy to vote your shares in person. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in this proxy card. Just write in the name of the person you would like to appoint in the blank space provided in this proxy card. The proxyholder should bring the properly executed proxy card and a valid ID to the meeting. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommend voting FOR each of the directors in Item 1, FOR Items 2 and 3 and for EVERY YEAR in Item 4.

1.	Election of Directors	FOR	AGAINST	ABSTAIN

	Hao Qinghu	[ ]	[ ]	[ ]

	Lionel Choong Khuat Leok	[ ]	[ ]	[ ]

	Wendy Wang Yingjie	[ ]	[ ]	[ ]

	William Yap Guan Hong	[ ]	[ ]	[ ]

	David Cheang Sien Chan	[ ]	[ ]	[ ]

	James Tan Mengdong	[ ]	[ ]	[ ]

Please indicate the number of shares you believe you hold here: ________________________

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of Centurion ZD CPA & Co. as independent registered public accounting firm for the fiscal year ending September 30, 2020	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

3.	Consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers	[ ]	[ ]	[ ]

		EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN

4.	The consideration and action upon an advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration	[ ]	[ ]	[ ]	[ ]

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) – Please write date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box. (Joint Owner)